UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

LEE PHARMACEUTICALS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Lee Pharmaceuticals

1434 Santa Anita Avenue
South El Monte, California 91733

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

The Annual Meeting of the Shareholders of LEE PHARMACEUTICALS, a California corporation, will be held at 1434 Santa Anita Avenue, South El Monte, California, on Tuesday, March 9, 2004, at 1:30 p.m., for the following purposes:

1.               To elect directors for the ensuing year or as otherwise provided in the Bylaws;

2.               To approve the appointment of George Brenner, CPA, as independent auditor; and

3.               To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed January 16, 2004, at the close of business, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournments thereof.

We urge you to vote on the business to come before the meeting by executing and returning the enclosed Proxy or by casting your vote in person at the meeting.

By order of the Board of Directors.

MICHAEL L. AGRESTI, Secretary

South El Monte, California

February 6, 2004

Lee Pharmaceuticals

1434 Santa Anita Avenue
South El Monte, California 91733

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS — MARCH  9,  2004

This statement is furnished in connection with the Annual Meeting of the Shareholders to be held on March 9, 2004.  Shareholders of record at the close of business on January 16, 2004, will be entitled to vote at the meeting, and this statement was mailed to each of them on approximately February 6, 2004.

Voting Securities of the Company

Common Stock, of which 4,135,162 shares were outstanding on the record date, constitutes the only security of the Company the holders of which are entitled to vote at the meeting.  Each share of stock is entitled to one vote except that shareholders have cumulative voting rights with respect to the election of directors.  Cumulative voting entitles a shareholder to give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his votes on the same principle between two or more nominees as he sees fit.  However, no shareholder shall be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of his intention to cumulate his votes.  So called “broker nonvotes” will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any proposal.

Proxies

Proxies are being solicited by the Company, and the persons named as proxies were selected by the Company.  The Company will bear all costs of the solicitation (estimated to be $6,400) and will reimburse brokers or other persons holding stock in their names or in the names of their nominees for reasonable expenses in forwarding proxies and proxy material to the beneficial owners of stock.  Any shareholder giving a proxy has the right to revoke it at any time by either giving the Company’s Secretary a written notice revoking the prior proxy or by signing, dating and returning a new proxy card.  The proxy card with the latest date will be honored.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the only persons who, as of December 31, 2003, were known to the Company to be beneficial owners of five percent or more of the Company’s Common Stock:

Name and Address of Beneficial Owner	Shares Owned at December 31, 2003	Percent of Class

Ronald G. Lee 1434 Santa Anita Avenue South El Monte, CA 91733	1,740,726 shares	42%

The following table sets forth the ownership of the Company’s Common Stock by its directors and its named executive officers and all executive officers and directors as a group.

Name	Company Shares Beneficially Owned on December 31, 2003	Percent of Class

Ronald G. Lee	1,740,726 shares	42%
Dr. Henry L. Lee	144,334 shares	4%
William M. Caldwell IV	—	—
All executive officers and directors as a group (4 persons)	1,899,596 shares	46%

Election of Directors

At the meeting, three (3) directors are to be elected for the ensuing year and until their successors are duly elected and qualified or as otherwise provided in the Bylaws.

The nominees for directors are Dr. Henry L. Lee, Ronald G. Lee and William M. Caldwell IV, all currently directors of the Company.  Information regarding the nominees is set forth below.

If the enclosed proxy is duly executed and received in time for the meeting, the shares represented thereby will be voted, and it is the intention of the persons named therein to vote, absent instruction to the contrary, for the three (3) persons listed above who were nominated by the Board of Directors for re-election as directors of the Company; however, in the case of cumulative voting, the proxy holders may cumulate the votes for one or more of the nominees.  In the event any nominee for director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy will vote for a substitute who will be designated by the Board of Directors.  The persons receiving the greatest number of votes, up to three persons, will be elected.

Directors and Executive Officers

Name and Positions held with Company	Age	Principal occupation during the past five years (1)	A director or officer since

Dr. Henry L. Lee Director	77	Chairman of the Board of Lee Pharmaceuticals through April 1995, when he retired, available as a consultant and currently a Director of the Company.	1971

Ronald G. Lee President, Chairman and Director	51	President, and since April 1995, Chairman of the Board of the Company.	1977

Michael L. Agresti Vice President - Finance, Treasurer and Secretary	61	Vice President - Finance, Treasurer and Secretary of the Company.	1977

William M. Caldwell IV Director	56	Chairman and President of ITX, Inc., a company that offers tele-communications, data and network security equipment and services to a variety of intermediaries and end users, since November 2003, Vice Chairman of Ardent Communications, Inc. (formerly CAIS Internet), an internet infra-structure solutions company, since February 1999, and President of Union Jack Group, Inc., a merchant banking firm, since September 1988.	1987

(1)          None of the companies named, other than the Company, is a parent, subsidiary or other affiliate of the Company.

All directors attended the three meetings of the Board of Directors that occurred during fiscal 2003.  The Company has an audit committee which consists of three directors: Dr. Henry L. Lee, Ronald G. Lee and William M. Caldwell IV.  There were three audit committee meetings held during the fiscal year.  The Company does not have a nominating or compensation committee.

Family Relationships

Dr. Henry L. Lee is the father of Ronald G. Lee.

Section 16(a) Beneficial Ownership Reporting Requirement

Based upon the Company’s review of reports filed by directors and executive officers of the Company with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 and written representations of persons required to file such reports, the Company believes all such required reports were filed by the directors and executive officers during fiscal 2003.

Executive Compensation

The following table sets forth information with respect to remuneration paid by the Company to the executive officers of the Company in fiscal 2003 with total annual salary and bonus of at least $100,000 for services in all capacities while acting as officers and directors of the Company during the fiscal years ended September 30, 2003, 2002 and 2001.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Other Annual Compensation ($)		Options (#)		All Other Compensation ($)

Ronald G. Lee	2003	213,095	2,739	(1)	—	(2)	5,000	(3)
President, Chairman	2002	217,907	3,732	(1)	—	(2)	—
and Director	2001	221,777	4,634	(1)	—	(2)	—

(1)          Constitutes reimbursement of medical and dental expenses not covered by the Company’s insurance plan.

(2)          No stock options were granted during fiscal years 2003, 2002 and 2001.

(3)          Additional compensation for non-business expense.

Each of the directors of the Company who is not employed by the Company receives a director’s fee of $750 for each quarter and $500 for each meeting of the Board of Directors attended, except Dr. Henry L. Lee.  As holder of the honorary title of Founder Chairman, Dr. Lee waived his fees.

The following summary sets forth information as to certain options to purchase shares of Common Stock from the Company.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

Name	Number of Unexercised Options at Fiscal Year End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year End ($) Exercisable/Unexercisable

Ronald G. Lee	0/0	0/0

No stock options were outstanding at September 30, 2003.

Report of the Audit Committee

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

The members of the audit committee have been appointed by the Board of Directors.  The audit committee is not governed by a charter.  The audit committee is comprised of three directors.  Only William M. Caldwell IV meets the independence requirements of Rule 4200(a)(14) of the NASD’s listing standards.

Management is responsible for the Company’s internal controls.  The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The audit committee’s responsibility is to monitor and oversee these processes.

In this context, the audit committee has reviewed the Company’s audited financial statements and discussed such statements with management.  Management represented to the audit committee that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.  The independent auditors communicated to the Board of Directors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s independent auditors also provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Based on the review and discussions noted above, and relying thereon, the audit committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, and be filed with the U.S. Securities and Exchange Commission.

Fees related to services performed by Caldwell, Becker, Dervin, Petrick & Co., L.L.P. and George Brenner, CPA, in fiscal 2003 were as follows:

Audit Fees	$42,000
Audit – Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$42,000

The audit committee has considered whether the provision of services, other than audit services, is compatible with maintaining the independence of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. and George Brenner, CPA.

Audit Committee:
Dr. Henry L. Lee
Ronald G. Lee
William M. Caldwell IV

Related Party Transactions

Dr. Henry L. Lee, former Chairman of the Board, and his mother have advanced funds to the Company, from time to time, in return for notes payable.  In January 1995, the terms of the notes with Dr. Henry L. Lee were amended to provide for repayment in full in January 2005.  Interest is payable monthly at a bank’s prime rate, 4.0%, on September 30, 2003.  At September 30, 2003, the amount of loans outstanding from the former Chairman and his mother was $2,123,000.  During fiscal year ending September 30, 2003, the total interest expensed with respect to these loans was $92,000.  The amount of interest paid was $31,000 and the accrued liability for interest was $898,000 as of September 30, 2003.

Ronald G. Lee, President, has advanced funds to the Company, from time to time, in return for notes payable.  In January 1995, the terms of Ronald G. Lee’s notes were amended to provide for repayment in full in January 2005.  Interest is payable monthly at a bank’s prime rate, 4.0%, on September 30, 2003.  At September 30, 2003, the amount of loans outstanding from the President was $400,000 which consists of loans from The Lee Foundation of which the President is the Chairman.  During fiscal year ending September 30, 2003, the total interest expensed with respect to these loans was $17,000.  The amount of interest paid was $15,000 and the accrued liability for interest was $67,000 as of September 30, 2003.

In 1991, the Company sold and leased back two of its operating facilities in a transaction with its former Chairman.  The amounts of rents paid to related parties were  $147,000 for September 30, 2003 and $139,000 for September 30, 2002.

Appointment of Independent Auditor

On September 18, 2003, Caldwell, Becker, Dervin, Petrick & Co., L.L.P., the principal independent accountants of the Company, resigned.  The Board of Directors of the Company approved the resignation of Caldwell, Becker, Dervin, Petrick & Co., L.L.P.

The report of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. on the financial statements of the Company for each of its fiscal years ended September 30, 2002, 2001 and 2000 contained no adverse opinions or disclaimers of opinion, and were not otherwise modified as to audit scope or accounting principles.  The reports of Caldwell, Becker, Dervin, Petrick & Co., L.L.P. on the financial statements of the Company for each of the past three years ended September 30, 2002, 2001 and 2000 did, however, contain explanatory paragraphs describing an uncertainty about the Company’s ability to continue as a going concern.

During the past three years and all interim periods prior to September 18, 2003, there were no disagreements between the Company and Caldwell, Becker, Dervin, Petrick & Co., L.L.P., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Caldwell, Becker, Dervin, Petrick & Co., L.L.P.’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for such periods.

During the fiscal years ended September 30, 2002, 2001, 2000 and all subsequent interim periods to September 18, 2003, the date of resignation, none of the events specified in Regulation S-B, Item 304(a)(1)(iv)(B) occurred.

The Company delivered a copy of this disclosure to Caldwell, Becker, Dervin, Petrick & Co., L.L.P. prior to the filing of this proxy statement.

On September 18, 2003, the Company engaged George Brenner, CPA, as its new principal accountant to audit its financial statements.  The Company had not consulted with George Brenner, CPA, on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s financial statements or the subject matter of a disagreement with the former auditor or any of the events specified in Regulation S-B, Item 304(a)(1)(iv)(B).

Shareholders will be asked to approve the appointment of George Brenner. CPA, as independent auditor of the Company for the fiscal year 2004.  George Brenner, CPA, has served as independent auditor of the Company commencing September 18, 2003.  George Brenner, CPA, is expected to be present at the meeting and shall have the opportunity to make any statements he desires to make and to respond to appropriate questions.

The following resolution will be offered by the management at the meeting:

RESOLVED, that the selection of George Brenner, CPA, as the independent auditor of the Company for the fiscal year ending September 30, 2004, is hereby ratified and approved.

Shareholder Proposals

Proposals of shareholders intended to be presented at the next annual meeting of the shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to such meeting on or before November 9, 2004.

Other Matters

The management is not aware of any other matters to be presented to the meeting for action by the shareholders.  If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

The Company will provide without charge to anyone receiving this Proxy Statement a copy of the Company’s Form 10-KSB for the fiscal year ended September 30, 2003, upon a written request directed to Lee Pharmaceuticals, 1434 Santa Anita Avenue, South El Monte, California, 91733, Attention: Corporate Secretary.

By order of the Board of Directors.

South El Monte, California	MICHAEL L. AGRESTI, Secretary
February 6, 2004

REVOCABLE PROXY
LEE PHARMACEUTICALS

☒            PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
For Annual Meeting of Shareholders
on March 9, 2004

The undersigned, a shareholder of LEE PHARMACEUTICALS, hereby constitutes and appoints RONALD G. LEE and MRS. MARTHA ALVAREZ, and each of them (with full power to act without the other), as proxy of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of said Company called and to be held at 1434 Santa Anita Avenue, South El Monte, California, on Tuesday, March 9, 2004 at 1:30 o’clock p.m. and any adjournment thereof, and thereat to vote as designated hereon the number of votes or shares the undersigned would be entitled to vote and with all powers the undersigned would possess if personally present, including but not limited to the power to cumulate votes for one or more nominees listed hereon.

	For	Withhold	For All
1. ELECTION OF DIRECTORS (except as marked to the contrary below):	☐	☐	Except ☐

Henry L. Lee, Jr., Ronald G. Lee and William M. Caldwell IV

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark  “For All Except”  and  write that nominee’s name in the space provided below.

2. PROPOSAL TO APPROVE THE APPOINTMENT OF GEORGE BRENNER, CPA, as independent auditor of the Corporation.	For ☐	Against ☐	Abstain ☐

3.          Upon all matters which may properly come before said meeting, including matters incident to the conduct of the meeting or any adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies, or their substitutes, may lawfully do by virtue thereof.

Please be sure to sign and date this Proxy in the box below.	Date , 2004

Shareholder sign above            Co-holder (if any) sign above

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN A MANNER DIRECTED HEREIN BY THE BELOW SIGNED SHAREDHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

Detach above card, sign, date and mail in postage paid envelope provided.
LEE PHARMACEUTICALS

Please sign exactly as your name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE MARK/SIGN, DATE AND RETURN THIS PROXY

PROMPTLY USING THE ENCLOSED ENVELOPE